OCTOBER 31, 2013

ANNUAL REPORT AND SHAREHOLDER LETTER

Franklin All Cap Value Fund

Franklin Balance Sheet Investment Fund

Franklin Large Cap Value Fund

Franklin MicroCap Value Fund

Franklin MidCap Value Fund

Franklin Small Cap Value Fund

Sign up for electronic delivery at **franklintempleton.com/edelivery**

VALUE

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

Annual Report

Economic and Market Overview

The U.S. economy grew moderately during the 12-month period ended October 31, 2013. Despite a large decline in federal government spending during the fourth quarter of 2012, economic growth improved in 2013, supported by business investment, consumer spending, inventory gains, exports, and state and local government spending. Solid new and existing home sales accompanied historically low mortgage rates, rising but affordable housing prices, low inventories and multi-year lows in new foreclosures. Manufacturing, a mainstay of economic productivity, expanded for most of the period, and the unemployment rate fell to 7.3% in October 2013 from 7.9% a year earlier.1

In the fourth quarter of 2012, financial markets reflected uncertainty surrounding the outcome of the national election and whether Congress would avert automatic federal budget cuts and income tax increases scheduled for the beginning of 2013. Congress passed a budget bill on January 1, 2013, that preserved lower income tax rates for most U.S. households, but Washington’s lack of consensus on proposed expenditure reductions resulted in further across-the-board federal spending cuts starting in March. Federal Reserve Board (Fed) Chairman Ben Bernanke indicated in May that the Fed might reduce monthly purchases of mortgage-backed securities and Treasuries, assuming ongoing U.S. recovery. However, in September, he announced that any tapering of Fed purchases would be postponed until U.S. economic growth strengthened. Because of partisan disagreement about a new health care law, Congress did not authorize some routine federal funding, resulting in a temporary shutdown of non-essential U.S. government services beginning on October 1. On October 17, the partial shutdown ended after Congress agreed to fund the government until January 15, 2014, and raise the debt limit through February 7. Near period-end, the Fed left its monetary policy unchanged as it awaited more evidence of a sustainable economic expansion. The Fed noted that although the government’s fiscal policy may have restrained growth, the economy maintained its underlying strength.

1. Source: Bureau of Labor Statistics.

Annual Report | 3

Rising corporate profits and generally favorable economic data bolstered investor confidence, helping markets overcome brief periods of sell-offs in reaction to Fed statements and to Washington’s fiscal negotiations. U.S. stocks generated strong 12-month returns as the Standard & Poor’s 500 Index (S&P 500®) and Dow Jones Industrial Average (DJIA) reached all-time highs during the period. Additionally, small- and mid-capitalization stocks, as measured by the Russell 2000® Index and the Russell Midcap® Index, reached record highs during the 12-month period and outperformed the S&P 500 and DJIA.2

The foregoing information reflects our analysis and opinions as of October 31, 2013. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

2. RUSSELL® is a trademark of the Frank Russell Company.

4 | Annual Report

Franklin All Cap Value Fund

Your Fund’s Goal and Main Investments: Franklin All Cap Value Fund seeks long-term total return by primarily investing in stocks of companies of any size that we believe are undervalued at the time of purchase and have the potential for capital appreciation.

We are pleased to bring you Franklin All Cap Value Fund’s annual report for the fiscal year ended October 31, 2013.

Performance Overview

Franklin All Cap Value Fund – Class A delivered a +33.69% cumulative total return for the 12 months under review. In comparison, the Russell 3000® Value Index, which measures performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values, generated a +28.64% total return.1 Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 9.

Investment Strategy

Our goal is to invest in stocks of companies of any size that we determine are currently undervalued and have the potential for capital appreciation. The Fund purchases securities that are out of favor in the market for reasons we believe will prove to be temporary, or that appear to be inexpensive measured by factors such as price relative to earnings, book value or cash flow. In addition, the Fund may invest in companies with valuable intangibles we believe are not reflected in the stock price. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify attractively priced, financially sound companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 69.

Annual Report | 5

Manager’s Discussion

During the 12 months under review, contributors to absolute performance encompassed several of the Fund’s largest holdings. These included food processing equipment manufacturer John Bean Technologies, energy equipment manufacturer Natural Gas Services Group, offshore energy helicopter transportation provider Bristow Group and agribusiness services provider Archer-Daniels-Midland. Automotive systems and building efficiency products manufacturer Johnson Controls also helped performance. John Bean Technologies hired a new chief executive officer, and Natural Gas Services Group reported multiple quarters of double-digit earnings-per-share growth as well as increased utilization and gross margins. Bristow Group experienced strong earnings-per-share growth driven by increased demand for aircraft to support deep water drilling and the award of a major search and rescue contract for the U.K. government. Archer-Daniels-Midland benefited from increased focus on capital allocation, improved asset utilization and a favorable outlook for major crop supplies in 2014. Johnson Controls reported higher third-quarter earnings resulting from its stabilizing automotive business in Europe as well as increased auto sales in Asia and the U.S. Although demand for the company’s building products softened, the company benefited from its strong service business as well as pricing and cost reduction efforts. Johnson Controls also announced an agreement to divest its automotive electronics business.

Most positions contributed to absolute performance, but detractors included fish meal and oil products producer Omega Protein, global software and services provider Microsoft, global information technology software and services provider International Business Machines (IBM) and outdoor power equipment manufacturer Briggs & Stratton. Shares of Omega Protein declined, resulting from news of a subpar start to the commercial fishing season. Microsoft faced a challenging outlook given increased competition for personal computers from alternative devices such as smartphones and tablets.

IBM’s shares underperformed as the company, as well as some of its competitors, reported poor sales growth. In particular, revenue from IBM’s services and hardware segments declined. Briggs & Stratton suffered from an extremely slow start to the spring lawn and garden season and retailers’ cautious approach to managing inventories.

During the Fund’s fiscal year, we initiated positions in 19 new holdings. Some of the largest new purchases were Miller Industries, a manufacturer of vehicle towing and recovery equipment; Baker Hughes, a diversified oil services company; QUALCOMM, a digital communications products and services manufacturer; KeyCorp, a bank holding company; Xylem, a fluid technology and equipment provider; Alcoa, an aluminum producer; Regal-Beloit, an electric motor manufacturer; Universal Stainless & Alloy Products, a specialty steel products manufacturer and marketer; and Omega Protein. We also added to several existing positions including Spartan Motors, a vehicle chassis manufacturer; Bunge, a global agribusiness and food company; U.S. Bancorp, a bank holding company; and Royal Caribbean Cruises, a cruise ship operator, among others. We liquidated our positions in 13 companies including Microsoft, Xerox, Rocky Brands, Nexans and Time Warner Cable. We also reduced several positions, including IDACORP, Kaiser Aluminum, IBM, Natural Gas Services Group and Avista.

There were three all cash takeover announcements during the period: Gardner Denver was acquired by KKR, Maidenform Brands was acquired by HanesBrands, and NV Energy, which was sold during the period, agreed to be acquired by Berkshire Hathaway, with the closing expected in early 2014.

Annual Report | 7

8 | Annual Report

Performance Summary as of 10/31/13

Franklin All Cap Value Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 9

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

10 | Annual Report

Annual Report | 11

12 | Annual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. The Fund may invest up to 25% of its total assets in foreign securities, which may involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Class R:

These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 2/28/14 and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. 4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Source: © 2013 Morningstar. The Russell 3000® Value Index is market capitalization weighted and measures performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 13

Your Fund’s Expenses

Franklin All Cap Value Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

14 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.23%; C: 1.93%;
R: 1.43%; and Advisor: 0.93%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report | 15

Franklin Balance Sheet Investment Fund

Your Fund’s Goal and Main Investments: Franklin Balance Sheet Investment Fund seeks high total return, of which capital appreciation and income are components, by investing most of its assets in equity securities of companies of any size that we believe are undervalued in the marketplace at the time of purchase but have the potential for capital appreciation.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin Balance Sheet Investment Fund’s annual report for the fiscal year ended October 31, 2013.

Performance Overview

Franklin Balance Sheet Investment Fund – Class A delivered a +33.90% cumulative total return for the 12 months under review. In comparison, the Russell 3000® Value Index, which measures performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values, generated a +28.64% total return.1 Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 19.

Investment Strategy

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value when we have reasonable confidence that book value will increase over several years. Book value per share is a company’s net worth or shareholders’ equity on an accounting or “book” basis, divided by shares outstanding. We generally define “low price-to-book value” as the lower two deciles (20%) of our investable universe, which we derive from a proprietary database for screening purposes. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 77.

16 | Annual Report

Manager’s Discussion

On October 31, 2013, the Fund’s total net assets were $1.48 billion, with short-term investments and other net assets making up 10.7%, compared with total net assets of $1.3 billion and short-term investments and other net assets of 2.4% on October 31, 2012.

During the Fund’s fiscal year, contributors to absolute Fund performance included several financials sector holdings, notably insurers StanCorp Financial Group, Old Republic International, E-L Financial, Assurant and Prudential Financial.2 StanCorp Financial Group benefited as fundamentals in group underwriting continued to improve, reversing a negative outlook for the stock. Old Republic International saw positive trends in its key insurance lines, and announced a plan to recapitalize and spin off its mortgage insurance business. Assurant negotiated with regulators to achieve favorable policy changes in its property business, while Prudential Financial and E-L Financial were expected, along with other life insurers, to benefit from an eventual increase in interest rates. E-L Financial also sold its property casualty business to Travelers.

Detractors from Fund performance included Ruby Tuesday (casual dining restaurant operator), McDermott International (oil and gas subsea construction), Sherritt International (oils, metals, coal) and ESCO Technologies (engineered products and systems). Ruby Tuesday reported poor first-quarter operating results and lowered its guidance for the remainder of its fiscal year 2014. McDermott International, a recent addition to the portfolio, sought to improve execution on several large construction contracts. Sherritt International’s poorly timed investment in new nickel production left it with a weak balance sheet in a depressed environment for nickel prices. ESCO Technologies put its troubled water metering business up for sale, leaving the company’s near-term earnings power in doubt.

During the reporting period, we identified five new investment opportunities: Devon Energy and Apache, oil and natural gas exploration and production companies; Alcoa, an aluminum producer; and the aforementioned Ruby Tuesday and McDermott International. We also added to existing positions in Bunge, a global agribusiness and food company; Royal Caribbean Cruises, a cruise ship operator; Corning, a specialty glass and ceramics manufacturer; Comerica, a bank holding company; and Valero Energy, an independent petroleum refining and marketing company, among others. Cash deployed into new or existing positions totaled $145 million.

2. The financials sector comprises banks, diversified financials, life and health insurance, multi-line insurance, property and casualty insurance, and reinsurance in the SOI.

Annual Report | 17

Top 10 Equity Holdings
Franklin Balance Sheet Investment Fund
10/31/13

Company *Sector/Industry*	% of Total Net Assets
StanCorp Financial Group Inc. *Life & Health Insurance*	3.0%
Corning Inc. *Technology Hardware & Equipment*	3.0%
Prudential Financial Inc. *Life & Health Insurance*	2.9%
E-L Financial Corp. Ltd. (Canada) *Multi-Line Insurance*	2.8%
Old Republic International Corp. *Property & Casualty Insurance*	2.8%
Assurant Inc. *Multi-Line Insurance*	2.7%
Archer-Daniels-Midland Co. *Food, Beverage & Tobacco*	2.6%
Citigroup Inc. *Diversified Financials*	2.5%
Bunge Ltd. *Food, Beverage & Tobacco*	2.5%
Selective Insurance Group Inc. *Property & Casualty Insurance*	2.5%

Portfolio sales totaled $422 million. During the period, we eliminated our positions in 13 companies. Some of the largest sales included: Actavis, Teekay, Avista, Sherritt International, Nexans, CNH Global and Callaway Golf. We also reduced numerous positions including Bristow Group, Benchmark Electronics, Northeast Utilities, PNM Resources and Trinity Industries.

There were three takeover announcements during the period: Smithfield Foods was acquired by Shuanghui International Holdings, OfficeMax was acquired by Office Depot, and NV Energy agreed to be acquired by Berkshire Hathaway, with the closing expected in early 2014.

Thank you for your continued participation in Franklin Balance Sheet Investment Fund. We look forward to continuing to serve your investment needs.

Bruce C. Baughman, CPA
Co-Lead Portfolio Manager

Grace Hoefig
Co-Lead Portfolio Manager

William J. Lippman
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin Balance Sheet Investment Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

18 | Annual Report

Performance Summary as of 10/31/13

Franklin Balance Sheet Investment Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 19

Performance Summary (continued)

Performance2

Cumulative total return excludes sales charges. Aggregate and average annual total returns and value of $10,000 invest-ment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

20 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 21

22 | Annual Report

Endnotes

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. The Fund may invest up to 25% of its total assets in foreign securities, which may involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6: Advisor Class:	Shares are available to certain eligible investors as described in the prospectus. Shares are available to certain eligible investors as described in the prospectus.

1. Price and total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 10/31/13 for financial reporting purposes, and as a result, the net asset values for shareholder transactions and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights.

2. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

3. Cumulative total return represents the change in value of an investment over the periods indicated.

4. Average annual total return represents the average annual change in value of an investment over the periods indicated. 5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Aggregate total return represents the change in value of an investment for the period indicated. Since Class R6 shares have existed for less than one year, average annual total return is not available.

9. Source: © 2013 Morningstar. The Russell 3000® Value Index is market capitalization weighted and measures performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 23

Your Fund’s Expenses

Franklin Balance Sheet Investment Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

24 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.82%; C: 1.57%; R: 1.07%; R6: 0.51% (net of expense waivers); and Advisor: 0.57%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report | 25

Franklin Large Cap Value Fund

Your Fund’s Goal and Main Investments: Franklin Large Cap Value Fund seeks long-term capital appreciation by investing at least 80% of its net assets in large capitalization companies that we believe are undervalued. We define large capitalization companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell 1000® Index.1

We are pleased to bring you Franklin Large Cap Value Fund’s annual report for the fiscal year ended October 31, 2013.

Performance Overview

Franklin Large Cap Value Fund – Class A delivered a +30.53% cumulative total return for the 12 months under review. In comparison, the Russell 1000® Value Index, which measures performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values, generated a +28.29% total return.2 Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 29.

Investment Strategy

We seek to invest in securities of large capitalization companies that we believe are selling below their underlying worth and hold them until they reach what we consider their fair market value. Our aim is to construct a diversified portfolio of fundamentally sound companies purchased at attractive prices, often when they are out of favor with other investors for reasons we believe are temporary. Portfolio securities are selected without regard to benchmark comparisons and are based on fundamental, bottom-up research focusing on several criteria, such as low price relative to earnings, cash flow or book value. We also consider stocks with recent sharp price declines that we believe still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

1. The Russell 1000® Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000® Index, which represents the majority of the U.S. market’s total market capitalization.

2. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 85.

26 | Annual Report

Manager’s Discussion

During the 12 months under review, financials sector holdings contributed to absolute Fund performance, most notably financial services providers Prudential Financial and State Street.3 Industrials and consumer discretionary sector holdings also contributed to results, especially automotive systems and building efficiency products manufacturer Johnson Controls and industrial products and equipment manufacturer Dover.4 The Fund’s health care sector holdings also aided performance, led by biopharmaceutical firm Gilead Sciences.5 Prudential Financial and State Street were expected to benefit from an eventual increase in interest rates. Johnson Controls reported higher third-quarter earnings resulting from its stabilizing automotive business in Europe as well as increased auto sales in Asia and the U.S. Although demand for the company’s building products softened, the company benefited from its strong service business as well as pricing and cost reduction efforts. Johnson Controls also announced an agreement to divest its struggling automotive electronics business. Dover experienced strength in its businesses serving the consumer electronics and refrigeration markets that led to stronger-than-expected sales and earnings growth. The company also announced its intention to spin off several businesses in its communication technologies segment. Gilead Sciences announced favorable trial results for a potential hepatitis C drug, and optimism continued to surround its new HIV drug, Stribild.

Most investment sectors and positions held by the Fund contributed to absolute performance, but some detractors included electric utility Exelon, drug maker Teva Pharmaceutical Industries, global information technology software and services provider International Business Machines (IBM), data networking equipment and software supplier Cisco Systems and specialty drug and diagnostic imaging equipment manufacturer Mallinckrodt. Lower energy prices and weak electricity demand contributed to falling quarterly profits for electric utility Exelon, the largest owner of U.S. nuclear power plants. Teva Pharmaceutical Industries suffered from management transition, weakness in its core generics business in the U.S. and Europe, and concerns about a major drug coming off patent in 2015. IBM reported increased net income and earnings in the fourth quarter of 2012. In subsequent quarters, however, IBM’s shares underperformed as the company, as well as some of its competitors, reported poor sales growth. In particular, revenue from IBM’s services and hardware segments declined. Shares of Cisco Systems faltered because of

3. The financials sector comprises banks, diversified financials and insurance in the SOI.

4. The industrials sector comprises capital goods and transportation in the SOI. The consumer discretionary sector comprises consumer durables and apparel, consumer services and retailing in the SOI.

5. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI.

Annual Report | 27

28 | Annual Report

Performance Summary as of 10/31/13

Franklin Large Cap Value Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 29

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Aggregate and average annual total returns and value of $10,000 invest-ment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

30 | Annual Report

Annual Report | 31

32 | Annual Report

Endnotes

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. The Fund may invest up to 25% of its total assets in foreign securities, which may involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6: Advisor Class:	Shares are available to certain eligible investors as described in the prospectus. Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. 4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Aggregate total return represents the change in value of an investment for the period indicated. Since Class R6 shares have existed for less than one year, average annual total return is not available.

8. Effective 11/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/1/05, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/1/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/1/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +49.99% and +5.20%.

9. Source: © 2013 Morningstar. The Russell 1000® Value Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 33

Your Fund’s Expenses

Franklin Large Cap Value Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

34 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.33%; C: 2.05%; R: 1.55%; R6: 0.87% (net of expense waivers); and Advisor: 1.05%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report | 35

Franklin MicroCap Value Fund

Your Fund’s Goal and Main Investments: Franklin MicroCap Value Fund seeks high total return, of which capital appreciation and income are components, by investing at least 80% of its net assets in securities of companies with market capitalizations under $500 million at the time of purchase that we believe are undervalued in the marketplace.1

We are pleased to bring you Franklin MicroCap Value Fund’s annual report for the fiscal year ended October 31, 2013.

Performance Overview

Franklin MicroCap Value Fund – Class A delivered a +33.64% cumulative total return for the 12 months under review. In comparison, the Russell 2000® Value Index, which measures performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values, generated a +32.83% total return.2 Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 39.

Investment Strategy

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value, where we have reasonable confidence that book value will increase over several years. We limit purchases to companies with market capitalizations of less than $500 million, which we define as “microcap.”1 Book value per share is a company’s net worth or shareholders’ equity on an accounting or “book” basis, divided by shares outstanding. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

1. Effective 12/10/12, the maximum market capitalization for each investment that the Fund can invest in increased from $400 million at time of purchase to $500 million.

2. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 91.

36 | Annual Report

Manager’s Discussion

On October 31, 2013, the Fund’s total net assets were $546.7 million, with short-term investments and other net assets making up 23.1%, compared with total net assets of $367.9 million and short-term investments and other net assets of 9.3% on October 31, 2012. The Fund closed to new investors (with the exception of certain retirement accounts) in January 2004 and has remained closed except for two days in mid-February 2013. We opened the Fund on a limited basis so that we might increase the number of shareholders and broaden our investor base. The Fund’s being closed does not restrict existing shareholders from adding to or reducing their investments in the Fund, except that once an account is reduced to zero, it may not be reopened unless the Fund reopens.

During the 12 months under review, contributors to absolute Fund performance included a number of industrials sector holdings, such as USA Truck and SAIA (trucking), Costa, formerly known as A.T. Cross (sunglasses) and Sparton (electromechanical devices).3 American Pacific (specialty chemicals) was also a notable contributor. USA Truck, which made belated progress in turning around its operations, also became the object of a hostile takeover bid from Knight Transportation. Costa divested its legacy A.T. Cross accessories business for $60 million to focus on its rapidly growing Costa and Native sunglass brands. Sparton reported better-than-expected earnings, helped by recent acquisitions. American Pacific, whose financial results were stellar during the period, was also rumored to be in takeover talks.

All investment sectors and most positions held by the Fund benefited performance, but detractors included Ruby Tuesday (casual dining restaurant chain), Cobra Electronics (mobile communication products), Full House Resorts (gaming), Tandy Brands Accessories (leather belts and gift accessories) and Universal Stainless & Alloy Products (specialty steel products manufacturer and marketer). Cobra Electronics is a small player in the hyper-competitive consumer electronics realm. It struggled to gain traction with new products, and contended with expensive “patent troll” litigation. Tandy Brands Accessories, which was sold, was unable to turn around its operations. Ruby Tuesday and Full House Resorts were relatively new positions. Ruby Tuesday has been trying to rebrand its ailing casual dining offering. Full House Resorts’ Rising Star Casino in Indiana faced new competition from Ohio. Universal Stainless & Alloy Products encountered cyclical headwinds in the form of supply chain reductions in the aerospace industry.

We identified eight new investment opportunities during the period under review: Ruby Tuesday and Full House Resorts, described above; Cal Dive International, an offshore oil and gas construction contractor; Tesco, an oil and gas drilling equipment provider; Sterling Construction, a heavy civil

3. The industrials sector comprises capital goods and commercial and professional services in the SOI.

Annual Report | 37

Top 10 Equity Holdings
Franklin MicroCap Value Fund
10/31/13

Company *Sector/Industry*	% of Total Net Assets
Seneca Foods Corp., A & B *Food, Beverage & Tobacco*	3.5%
PHI Inc. *Energy*	3.1%
Delta Apparel Inc. *Consumer Durables & Apparel*	2.6%
Hardinge Inc. *Capital Goods*	2.5%
Healthcare Services Group Inc. *Commercial & Professional Services*	2.3%
Omega Protein Corp. *Food, Beverage & Tobacco*	2.3%
Sparton Corp. *Capital Goods*	2.0%
Costa Inc. *Commercial & Professional Services*	1.8%
P.A.M. Transportation Services Inc. *Transportation*	1.8%
Tesco Corp. (Canada) *Energy*	1.7%

construction contractor; Parker Drilling, an oil and gas drilling contractor; Magellan Petroleum, an oil and gas exploration and production company; and American Safety Insurance Holdings, a specialty insurance and reinsurance holding company. We added to existing positions in Monarch Cement, a cement maker and contractor; Penseco Financial Services, a bank holding company; Kimball International, a furniture and electronic assemblies manufacturer; and Universal Stainless & Alloy Products, described above, among others. Cash deployed into new and existing positions totaled $42.6 million during the period.

Portfolio sales over the annual period totaled $82.6 million. We liquidated positions in Bassett Furniture Industries, Destination XL Group (formerly Casual Male Retail Group), LCNB, Unifi, Tandy Brands Accessories and Coast Distribution System. During the period there were three all cash takeovers and one cash and stock takeover: American Safety Insurance Holdings was acquired by Fairfax Financial Holdings, Presidential Life was acquired by Athene Holdings, Smithfield Foods was acquired by Shuanghui International Holdings, and WSB Holdings was acquired by Old Line Bancshares for cash and stock. We also reduced positions in American Pacific, SAIA, Haverty Furniture and CIRCOR International, among others.

Thank you for your continued participation in Franklin MicroCap Value Fund. We look forward to continuing to serve your investment needs.

Bruce C. Baughman, CPA
Lead Portfolio Manager

William J. Lippman
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin MicroCap Value Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

38 | Annual Report

Performance Summary as of 10/31/13

Franklin MicroCap Value Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 39

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Aggregate and average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class R6/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

40 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 41

Endnotes

All investments involve risks, including possible loss of principal. The Fund’s ability to invest in smaller company securities that may have limited liquidity involves additional risks, such as relatively small revenues, limited product lines and small market share. Historically, these stocks have exhibited greater price volatility than larger company stocks, especially over the short term. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. 4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Aggregate total return represents the change in value of an investment for the period indicated. Since Class R6 shares have existed for less than one year, average annual total return is not available.

8. Effective 11/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/1/05, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/1/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/1/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +107.30% and +9.54%.

9. Source: © 2013 Morningstar. The Russell 2000® Value Index is market capitalization weighted and measures performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

42 | Annual Report

Your Fund’s Expenses

Franklin MicroCap Value Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 43

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.19%; R6: 0.79%; and Advisor: 0.95%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

44 | Annual Report

Franklin MidCap Value Fund

Your Fund’s Goal and Main Investments: Franklin MidCap Value Fund seeks long-term total return by investing at least 80% of net assets in securities of mid-capitalization companies that we believe are undervalued. We define mid-capitalization companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell Midcap® Index.1

This annual report for Franklin MidCap Value Fund covers the fiscal year ended October 31, 2013.

Performance Overview

Franklin MidCap Value Fund – Class A delivered a +31.47% cumulative total return for the 12 months under review. In comparison, the Russell Midcap® Value Index, which measures performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values, generated a +33.45% total return.2 Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 48.

Investment Strategy

Our goal is to invest in mid-capitalization companies that we determine are currently undervalued and have the potential for capital appreciation. The Fund purchases stocks that are out of favor in the market for reasons we believe will prove to be temporary. In addition, the Fund may invest in companies with valuable intangibles we believe are not reflected in the stock price. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify attractively priced, financially sound companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

1. The Russell Midcap® Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000® Index, which represent a modest amount of the Russell 1000® Index’s total market capitalization.

2. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 99.

Annual Report | 45

Manager’s Discussion

During the 12 months under review, contributors to absolute Fund performance included video game retailer GameStop, private equity investment group KKR, auto components supplier Gentex, business outsourcing provider Xerox and securities services provider Leidos Holdings, which was a spin-off of Science Applications International Corp. (formerly SAIC). Shares of GameStop rallied based on management’s optimistic guidance regarding robust same-store sales for the upcoming holiday season and was anticipated to profit from the introduction of new video game consoles from Microsoft and Sony. KKR benefited from a steady flow of private equity deals and capitalized on strong market conditions aiding capital formation and portfolio harvesting. Shares of Gentex rose resulting from a consistent trend of higher-than-expected profit margins as the company continued to dramatically grow sales of auto-dimming exterior car mirrors. Results from Xerox improved based on better execution in its services segment. Leidos Holdings, formerly a division of Science Applications International, was spun out to existing shareholders. Doing so allowed both entities to compete for government contracts previously unavailable.

Most of the Fund’s positions benefited performance, but detractors included coal producer Peabody Energy and student housing operator American Campus Communities. Peabody Energy encountered falling prices for high margin metallurgical coal used to fire steel furnaces, and American Campus Communities suffered amid investor concerns regarding slower preleasing and student housing oversupply.

During the reporting period, the Fund initiated nine new positions, including the aforementioned American Campus Communities; Corning, a specialty glass and ceramics manufacturer; PetSmart, a pet products and services provider; KLA-Tencor, a semiconductor manufacturing services provider; Maxim Integrated Products, an integrated circuit manufacturer; Raymond James Financial, a diversified financial services holding company; Stanley Black & Decker, a maker of hardware, industrial tools and security products; Community Health Systems, a hospital and clinic operator; and iShares Russell Mid-Cap Value ETF, an exchange-traded fund. By investing in the ETF, we sought to put some of the Fund’s cash to work more efficiently, while retaining liquidity as we searched for new investment opportunities. We viewed the ETF investment as an interim solution for cash that resulted from strong inflows to the Fund. The ETF was designed to be similar to the benchmark index in composition and performance.

Consistent with our value strategy, we added to existing positions in Nucor, a steel manufacturer; Peabody Energy, described above, Valero Energy, a petroleum refiner and marketer; and Bunge, a global agribusiness and food company, among others.

46 | Annual Report

Annual Report | 47

Performance Summary as of 10/31/13

Franklin MidCap Value Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

48 | Annual Report

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 49

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

50 | Annual Report

Annual Report | 51

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Historically, midsize company securities have been more volatile in price than larger company securities, especially over the short term. Midsize companies may be more susceptible to particular economic events or competitive factors than are larger, more broadly diversified companies. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Class R:

These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 2/28/14 and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. 4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Source: © 2013 Morningstar. The Russell Midcap® Value Index is market capitalization weighted and measures performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

52 | Annual Report

Your Fund’s Expenses

Franklin MidCap Value Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 53

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.35%; C: 2.05%; R: 1.55%; and Advisor: 1.05%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

54 | Annual Report

Franklin Small Cap Value Fund

Your Fund’s Goal and Main Investments: Franklin Small Cap Value Fund seeks long-term total return by investing at least 80% of net assets in securities of small-capitalization companies that we believe are undervalued. We define small-capitalization companies as those with market capitalizations less than $3.5 billion at the time of purchase.

We are pleased to bring you Franklin Small Cap Value Fund’s annual report for the fiscal year ended October 31, 2013.

Performance Overview

Franklin Small Cap Value Fund – Class A delivered a +38.15% cumulative total return for the 12 months under review. In comparison, the Russell 2500™ Value Index, which measures performance of those Russell 2500™ Index companies with lower price-to-book ratios and lower forecasted growth values, generated a +33.35% total return.1 Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 58.

Investment Strategy

We seek to invest in small-capitalization companies that we believe are selling below their underlying worth and hold them until they reach what we consider their fair market value. We seek a diversified portfolio of fundamentally sound companies purchased at attractive prices, often when they are out of favor with other investors. Portfolio securities are selected without regard to benchmark comparisons and are based on fundamental, bottom-up research focusing on several criteria, such as low price relative to earnings, book value or cash flow. We also consider stocks with recent sharp price declines that we believe still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 107.

Annual Report | 55

Manager’s Discussion

During the 12 months under review, contributors to absolute Fund performance included video game retailer GameStop, insurer Protective Life, recreational vehicle manufacturer Thor Industries, aircraft-related aftermarket services provider AAR and railcar manufacturer Trinity Industries. GameStop benefited from management’s optimistic guidance regarding robust same-store sales for the upcoming holiday season and was anticipated to profit from the introduction of new video game consoles from Microsoft and Sony. Shares of Protective Life rallied based on solid earnings growth driven by its annuities business, a potential benefit from acquisitions and the prospect for higher interest rates. Thor Industries appreciated owing to strong demand for towable recreational vehicles and growing sales of motorized vehicles. AAR’s share price rose because of increased demand for spare parts and maintenance services to the improving commercial aviation sector along with the company’s solid free cash flow generation. Trinity Industries posted record earnings and backlog resulting from increased demand for rail cars to support the domestic energy boom.

Most positions in the Fund benefited performance, but detractors included flexible circuit materials manufacturer Multi-Fineline Electronix, single-family home builders M.D.C. Holdings and M/I Homes, hair care salon operator Regis and outdoor power equipment manufacturer Briggs & Stratton. Weaker-than-expected demand led to disappointing earnings for Multi-Fineline Electronix. M.D.C. Holdings and M/I Homes suffered from an uncertain outlook for new housing demand as a result of higher interest rates. Regis posted lower-than-expected revenue and earnings as its effort to implement a major restructuring had not yet gained traction. Briggs & Stratton struggled with an extremely slow start to the spring lawn and garden season and retailers’ cautious approach to managing inventories.

During the reporting period, the Fund initiated positions in nine new holdings, including Regal-Beloit, an electric motor manufacturer; Carpenter Technology, a high performance metals manufacturer; Pep Boys – Manny, Moe & Jack, an auto service and retail chain; Jos. A. Bank Clothiers, a men’s clothing designer and retailer; Harman International Industries, an audio and infotainment manufacturer; and Genesco, a specialty retailer, among others. We also added to our positions in Cabot, a specialty chemicals and materials company; Unit Corp., a diversified energy company; and STERIS, a health care sterilization technology provider, among others. We liquidated positions in 17 companies including Graco, American Woodmark, Lancaster Colony, CIRCOR International and West Pharmaceutical Services. We reduced our positions in several securities including Protective Life, GameStop, Pier 1 Imports, Nordson and Benchmark Electronics, among others.

56 | Annual Report

Annual Report | 57

Performance Summary as of 10/31/13

Franklin Small Cap Value Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

58 | Annual Report

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Aggregate and average annual total returns and value of $10,000 invest-ment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 59

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

60 | Annual Report

Annual Report | 61

Endnotes

All investments involve risks, including possible loss of principal. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than larger company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and small market share. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Aggregate total return represents the change in value of an investment for the period indicated. Since Class R6 shares have existed for less than one year, average annual total return is not available.

8. Source: © 2013 Morningstar. The Russell 2500™ Value Index is market capitalization weighted and measures performance of those Russell 2500™ Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

62 | Annual Report

Your Fund’s Expenses

Franklin Small Cap Value Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 63

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.16%; C: 1.86%; R: 1.36%; R6: 0.64% (net of expense waivers); and Advisor: 0.86%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

64 | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 65

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.
fRounds to less than 0.01%.

66 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 67

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

68 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Statement of Investments, October 31, 2013

Franklin All Cap Value Fund	Shares	Value
Common Stocks 92.5%		
Aerospace & Defense 1.8%		
AAR Corp.	22,000	$ 644,160
United Technologies Corp.	1,500	159,375
		803,535
Automobiles & Components 5.4%		
Autoliv Inc.	5,000	446,150
Gentex Corp.	12,000	353,280
Johnson Controls Inc.	14,500	669,175
Spartan Motors Inc.	146,000	991,340
		2,459,945
Banks 3.8%		
KeyCorp	68,000	852,040
U.S. Bancorp	22,700	848,072
		1,700,112
Building Products 6.5%		
[a]Gibraltar Industries Inc.	29,900	478,699
Griffon Corp.	51,560	646,047
Insteel Industries Inc.	44,100	731,619
[a]Owens Corning Inc.	17,700	635,961
Universal Forest Products Inc.	8,800	465,696
		2,958,022
Commercial & Professional Services 0.7%		
McGrath RentCorp	8,700	310,329
Consumer Durables & Apparel 2.6%		
Adidas AG, ADR (Germany)	4,000	228,160
Harman International Industries Inc.	6,100	494,222
La-Z-Boy Inc.	19,000	438,520
		1,160,902
Consumer Services 2.0%		
Royal Caribbean Cruises Ltd.	22,000	924,880
Electrical Equipment 4.2%		
Eaton Corp. PLC	11,200	790,272
Encore Wire Corp.	9,300	460,629
Regal-Beloit Corp.	9,000	659,970
		1,910,871
Energy 17.6%		
Apache Corp.	10,150	901,320
Baker Hughes Inc.	15,000	871,350
Bristow Group Inc.	13,000	1,046,110
Ensco PLC, A	5,000	288,250
[a]Natural Gas Services Group Inc.	38,800	1,086,012
Occidental Petroleum Corp.	8,500	816,680
[a]PHI Inc.	23,700	891,594
[a]PHI Inc., non-voting	9,000	358,380

Annual Report | 69

Franklin Value Investors Trust

Statement of Investments, October 31, 2013 (continued)

70 | Annual Report

Franklin Value Investors Trust

Statement of Investments, October 31, 2013 (continued)

Franklin All Cap Value Fund	Shares	Value
Common Stocks (continued)		
Pharmaceuticals, Biotechnology & Life Sciences 2.3%		
Johnson & Johnson	11,000	$ 1,018,710
Retailing 1.8%		
The Home Depot Inc.	4,000	311,560
[a,b] Jos. A. Bank Clothiers Inc.	3,100	148,738
[a] The Pep Boys – Manny, Moe & Jack	27,100	350,674
		810,972
Semiconductors & Semiconductor Equipment 1.4%		
Microchip Technology Inc.	14,500	622,920
Software & Services 0.9%		
International Business Machines Corp.	2,300	412,183
Technology Hardware & Equipment 4.5%		
[a] Benchmark Electronics Inc.	21,000	477,330
Corning Inc.	45,000	769,050
QUALCOMM Inc.	11,300	785,011
		2,031,391
Utilities 0.1%		
Avista Corp.	500	13,895
IDACORP Inc.	500	25,800
		39,695
Total Common Stocks (Cost $30,831,607)		41,837,622
Short Term Investments (Cost $2,930,519) 6.5%		
Money Market Funds 6.5%		
[a,c] Institutional Fiduciary Trust Money Market Portfolio	2,930,519	2,930,519
Total Investments (Cost $33,762,126) 99.0%		44,768,141
Other Assets, less Liabilities 1.0%		437,429
Net Assets 100.0%		$45,205,570

See Abbreviations on page 142.

aNon-income producing.
bAt October 31, 2013, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
cSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Annual Report | The accompanying notes are an integral part of these financial statements. | 71

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.02%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.
fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

72 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.27%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.
fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

Annual Report | The accompanying notes are an integral part of these financial statements. | 73

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.77%.
dBenefit of expense reduction rounds to less than 0.01%.
eExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

74 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.07 per share received in the form of a special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.00%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 75

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.27%.
dBenefit of expense reduction rounds to less than 0.01%.
eExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

76 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Statement of Investments, October 31, 2013

Annual Report | 77

Franklin Value Investors Trust

Statement of Investments, October 31, 2013 (continued)

78 | Annual Report

Franklin Value Investors Trust

Statement of Investments, October 31, 2013 (continued)

aNon-income producing.
bSee Note 9 regarding holdings of 5% voting securities.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2013,
the value of this security was $2,800,000, representing 0.19% of net assets.
dSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Annual Report | The accompanying notes are an integral part of these financial statements. | 79

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

80 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 81

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.

82 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 83

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.

84 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Statement of Investments, October 31, 2013

Franklin Large Cap Value Fund	Shares	Value
Common Stocks 93.3%		
Automobiles & Components 3.6%		
BorgWarner Inc.	25,500	$ 2,629,815
Johnson Controls Inc.	90,000	4,153,500
		6,783,315
Banks 4.8%		
Comerica Inc.	70,000	3,031,000
KeyCorp	266,000	3,332,980
U.S. Bancorp	71,000	2,652,560
		9,016,540
Capital Goods 13.8%		
3M Co.	26,500	3,335,025
Dover Corp.	34,500	3,166,755
Eaton Corp. PLC	55,000	3,880,800
General Dynamics Corp.	28,000	2,425,640
General Electric Co.	103,500	2,705,490
Illinois Tool Works Inc.	28,000	2,206,120
Parker Hannifin Corp.	27,000	3,151,440
Rockwell Automation Inc.	15,000	1,656,150
Stanley Black & Decker Inc.	6,000	474,540
United Technologies Corp.	26,500	2,815,625
		25,817,585
Consumer Durables & Apparel 1.5%		
NIKE Inc., B	37,400	2,833,424
Consumer Services 0.7%		
McDonald's Corp.	13,000	1,254,760
Diversified Financials 7.1%		
Bank of America Corp.	136,000	1,898,560
[a]Berkshire Hathaway Inc., A	8	1,383,958
Capital One Financial Corp.	6,700	460,089
Citigroup Inc.	85,000	4,146,300
Northern Trust Corp.	27,000	1,523,340
State Street Corp.	55,000	3,853,850
		13,266,097
Energy 15.2%		
Apache Corp.	31,000	2,752,800
Baker Hughes Inc.	57,200	3,322,748
Chevron Corp.	20,000	2,399,200
ConocoPhillips	38,500	2,822,050
Devon Energy Corp.	45,000	2,844,900
Ensco PLC, A	41,000	2,363,650
Exxon Mobil Corp.	29,000	2,598,980
Noble Corp.	61,000	2,299,700
Occidental Petroleum Corp.	26,500	2,546,120
Phillips 66	19,250	1,240,277
Schlumberger Ltd.	10,000	937,200
Valero Energy Corp.	55,000	2,264,350
		28,391,975

Annual Report | 85

Franklin Value Investors Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Large Cap Value Fund	Shares	Value
Common Stocks (continued)		
Food & Staples Retailing 1.8%		
Wal-Mart Stores Inc.	13,500	$ 1,036,125
Walgreen Co.	40,000	2,369,600
		3,405,725
Food, Beverage & Tobacco 3.4%		
Archer-Daniels-Midland Co.	65,000	2,658,500
Bunge Ltd.	45,500	3,736,915
		6,395,415
Health Care Equipment & Services 2.4%		
Abbott Laboratories	6,436	235,236
Becton, Dickinson and Co.	29,000	3,048,770
Covidien PLC	17,500	1,121,925
		4,405,931
Household & Personal Products 1.0%		
The Procter & Gamble Co.	23,000	1,857,250
Insurance 10.7%		
Aflac Inc.	57,000	3,703,860
The Allstate Corp.	75,000	3,979,500
The Chubb Corp.	25,000	2,302,000
MetLife Inc.	85,000	4,021,350
Prudential Financial Inc.	55,500	4,517,145
The Travelers Cos. Inc.	17,000	1,467,100
		19,990,955
Materials 5.3%		
Air Products and Chemicals Inc.	13,900	1,515,239
Alcoa Inc.	305,000	2,827,350
Nucor Corp.	78,000	4,038,060
Praxair Inc.	12,000	1,496,520
		9,877,169
Pharmaceuticals, Biotechnology & Life Sciences 6.4%		
[a]Gilead Sciences Inc.	61,000	4,330,390
[a]Mallinckrodt PLC	2,187	91,876
Merck & Co. Inc.	64,000	2,885,760
Pfizer Inc.	95,000	2,914,600
Teva Pharmaceutical Industries Ltd., ADR (Israel)	46,500	1,724,685
		11,947,311
Retailing 4.3%		
Family Dollar Stores Inc.	7,000	482,160
The Home Depot Inc.	38,500	2,998,765
Nordstrom Inc.	39,000	2,358,330
[a]Office Depot Inc.	84,500	472,355
Target Corp.	27,200	1,762,288
		8,073,898
Semiconductors & Semiconductor Equipment 1.1%		
Microchip Technology Inc.	45,000	1,933,200

86 | Annual Report

Franklin Value Investors Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin Large Cap Value Fund	Shares	Value
Common Stocks (continued)		
Software & Services 2.8%		
International Business Machines Corp.	15,000	$ 2,688,150
Microsoft Corp.	69,500	2,456,825
		5,144,975
Technology Hardware & Equipment 6.0%		
Cisco Systems Inc.	110,000	2,475,000
Corning Inc.	220,000	3,759,800
QUALCOMM Inc.	22,500	1,563,075
TE Connectivity Ltd.	8,600	442,814
Xerox Corp.	295,000	2,932,300
		11,172,989
Transportation 1.2%		
Norfolk Southern Corp.	25,000	2,150,500
Utilities 0.2%		
Exelon Corp.	14,000	399,560
Total Common Stocks (Cost $122,809,366)		174,118,574
Short Term Investments (Cost $12,410,744) 6.7%		
Money Market Funds 6.7%		
[a,b] Institutional Fiduciary Trust Money Market Portfolio	12,410,744	12,410,744
Total Investments (Cost $135,220,110) 100.0%		186,529,318
Other Assets, less Liabilities 0.0%[†]		74,135
Net Assets 100.0%		$186,603,453

See Abbreviations on page 142.

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Annual Report | The accompanying notes are an integral part of these financial statements. | 87

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.17 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.10)%.
dNet investment income per share includes approximately $0.23 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.25%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

88 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 89

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.17 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.14%.
dNet investment income per share includes approximately $0.23 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.49%.
eBenefit of expense reduction rounds to less than 0.01%.

90 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Statement of Investments, October 31, 2013

Franklin MicroCap Value Fund	Shares	Value
Common Stocks 76.9%		
Automobiles & Components 0.9%		
Spartan Motors Inc.	741,000	$ 5,031,390
Banks 5.6%		
Bar Harbor Bankshares	156,768	5,919,560
Citizens Community Bancorp Inc.	143,700	1,096,431
First Defiance Financial Corp.	210,000	5,422,200
MidSouth Bancorp Inc.	225,000	3,415,500
Northeast Bancorp	437,000	4,374,370
Old Line Bancshares Inc.	94,145	1,255,894
Penseco Financial Services Corp.	64,200	2,872,950
Southern Missouri Bancorp Inc.	70,000	2,117,500
WSFS Financial Corp.	60,000	4,200,600
		30,675,005
Capital Goods 16.1%		
Alamo Group Inc.	182,000	8,588,580
Burnham Holdings Inc., A	219,000	4,150,050
CIRCOR International Inc.	21,500	1,586,055
[a] Ducommun Inc.	236,000	5,866,960
Espey Manufacturing & Electronics Corp.	47,000	1,527,500
[a] Gibraltar Industries Inc.	345,000	5,523,450
Griffon Corp.	120,000	1,503,600
[b] Hardinge Inc.	934,900	13,827,171
[b] Hurco Cos. Inc.	379,000	9,281,710
Insteel Industries Inc.	119,723	1,986,205
[a] Lydall Inc.	323,000	5,885,060
Miller Industries Inc.	355,000	6,652,700
[a] Northwest Pipe Co.	170,000	6,125,100
[a,c] Smith Investment Co. LLC	44,600	29,101
[a] Sparton Corp.	412,000	10,872,680
[a] Sterling Construction Co.	469,900	4,511,040
		87,916,962
Commercial & Professional Services 4.9%		
[a] Costa Inc.	500,400	10,068,048
Ecology and Environment Inc., A	144,000	1,584,000
Healthcare Services Group Inc.	456,000	12,489,840
Kelly Services Inc., A	60,100	1,253,686
Kimball International Inc., B	134,300	1,571,310
		26,966,884
Consumer Durables & Apparel 4.8%		
Callaway Golf Co.	135,000	1,138,050
[a,b] Cobra Electronics Corp.	455,000	1,324,050
[a,b] Delta Apparel Inc.	743,700	14,055,930
[a] The Dixie Group Inc.	370,000	4,662,000
Flexsteel Industries Inc.	150,000	4,119,000
[a] P & F Industries Inc., A	65,200	503,344
Rocky Brands Inc.	37,000	560,920
		26,363,294

Annual Report | 91

Franklin Value Investors Trust

Statement of Investments, October 31, 2013 (continued)

92 | Annual Report

Franklin Value Investors Trust

Statement of Investments, October 31, 2013 (continued)

Annual Report | 93

aNon-income producing.
bSee Note 9 regarding holdings of 5% voting securities.
cSee Note 8 regarding restricted securities.
dA portion or all of the security is on loan at October 31, 2013. See Note 1(d).
eAt October 31, 2013, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
fSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
gSee Note 1(d) regarding securities on loan.
hSee Note 1(c) regarding repurchase agreements.
iThe security is traded on a discount basis with no stated coupon rate.

94 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.61%.
dNet investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.16%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 95

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.09)%.
dNet investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.48%.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

96 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.41%.
dNet investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.97%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 97

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.91%.
dNet investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.47%.

98 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Statement of Investments, October 31, 2013

Franklin MidCap Value Fund	Shares/Units	Value
Common Stocks and Other Equity Interests 93.3%		
Automobiles & Components 5.7%		
Autoliv Inc.	20,100	$ 1,793,523
BorgWarner Inc.	16,600	1,711,958
Gentex Corp.	64,900	1,910,656
Harley-Davidson Inc.	30,900	1,978,836
		7,394,973
Banks 6.0%		
Comerica Inc.	57,900	2,507,070
Hudson City Bancorp Inc.	164,000	1,472,720
KeyCorp	201,500	2,524,795
PNC Financial Services Group Inc.	16,927	1,244,642
		7,749,227
Capital Goods 14.0%		
Babcock & Wilcox Co.	63,400	2,042,114
Carlisle Cos. Inc.	22,400	1,628,032
Dover Corp.	17,400	1,597,146
Eaton Corp. PLC	18,200	1,284,192
Exelis Inc.	73,400	1,210,366
Fortune Brands Home & Security Inc.	32,000	1,378,560
ITT Corp.	29,700	1,179,981
L-3 Communications Holdings Inc.	10,600	1,064,770
[a]Owens Corning Inc.	56,400	2,026,452
Pentair Ltd.	14,500	972,805
Rockwell Automation Inc.	3,600	397,476
Stanley Black & Decker Inc.	4,000	316,360
W.W. Grainger Inc.	2,800	753,116
Xylem Inc.	64,600	2,228,700
		18,080,070
Commercial & Professional Services 0.5%		
Robert Half International Inc.	15,300	589,509
Consumer Durables & Apparel 0.9%		
Hasbro Inc.	22,400	1,156,960
Consumer Services 1.2%		
Hillenbrand Inc.	57,500	1,622,650
Diversified Financials 8.6%		
iShares Russell Mid-Cap Value ETF	95,300	6,070,610
KKR & Co., LP (Units)	93,800	2,058,910
Northern Trust Corp.	42,700	2,409,134
Raymond James Financial Inc.	14,000	639,100
		11,177,754
Energy 8.8%		
Ensco PLC, A	27,396	1,579,380
Noble Corp.	40,400	1,523,080
Peabody Energy Corp.	78,400	1,527,232
[a]Rowan Cos. PLC	44,200	1,594,736

Annual Report | 99

Franklin Value Investors Trust

Statement of Investments, October 31, 2013 (continued)

100 | Annual Report

Franklin Value Investors Trust

Statement of Investments, October 31, 2013 *(continued)*

Franklin MidCap Value Fund	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)		
Retailing (continued)		
GameStop Corp., A	44,100	$ 2,417,562
Nordstrom Inc.	27,500	1,662,925
PetSmart Inc.	25,900	1,884,484
		6,856,424
Semiconductors & Semiconductor Equipment 4.0%		
KLA-Tencor Corp.	25,300	1,659,680
Maxim Integrated Products Inc.	50,500	1,499,850
Microchip Technology Inc.	48,400	2,079,264
		5,238,794
Software & Services 3.2%		
Leidos Holdings Inc.	28,125	1,324,406
Science Applications International Corp.	16,071	566,503
Total System Services Inc.	75,500	2,252,165
		4,143,074
Technology Hardware & Equipment 3.5%		
Corning Inc.	149,600	2,556,664
Xerox Corp.	193,500	1,923,390
		4,480,054
Transportation 0.8%		
J.B. Hunt Transport Services Inc.	13,300	997,899
Utilities 5.1%		
DTE Energy Co.	20,300	1,403,542
Northeast Utilities	36,000	1,544,040
NV Energy Inc.	80,100	1,901,574
Sempra Energy	20,000	1,822,800
		6,671,956
Total Common Stocks and Other Equity Interests (Cost $90,282,419)		120,793,608
Short Term Investments (Cost $9,380,108) 7.3%		
Money Market Funds 7.3%		
[a,b]Institutional Fiduciary Trust Money Market Portfolio	9,380,108	9,380,108
Total Investments (Cost $99,662,527) 100.6%		130,173,716
Other Assets, less Liabilities (0.6)%		(746,707)
Net Assets 100.0%		$ 129,427,009

See Abbreviations on page 142.

[a]Non-income producing.

Annual Report | The accompanying notes are an integral part of these financial statements. | 101

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.38%.
dNet investment income per share includes approximately $0.14 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.48%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

102 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.32)%.
dNet investment income per share includes approximately $0.14 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.21)%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 103

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.18%.
dNet investment income per share includes approximately $0.14 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.28%.
eBenefit of expense reduction rounds to less than 0.01%.

104 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 105

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.68%.
dNet investment income per share includes approximately $0.14 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.78%.
eBenefit of expense reduction rounds to less than 0.01%.

106 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Statement of Investments, October 31, 2013

Annual Report | 107

Franklin Value Investors Trust

Statement of Investments, October 31, 2013 (continued)

108 | Annual Report

Franklin Value Investors Trust

Statement of Investments, October 31, 2013 (continued)

Annual Report | 109

Franklin Value Investors Trust

Statement of Investments, October 31, 2013 (continued)

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSee Note 9 regarding holdings of 5% voting securities.
cAt October 31, 2013, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
dSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

110 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 111

112 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Financial Statements *(continued)*

Statements of Assets and Liabilities *(continued)*

October 31, 2013

	Franklin MicroCap Value Fund	Franklin MidCap Value Fund	Franklin Small Cap Value Fund
Assets:			
Investments in securities:			
Cost - Unaffiliated issuers	$172,110,154	$ 90,282,419	$1,369,757,402
Cost - Non-controlled affiliated issuers (Note 9)	50,876,603	—	9,681,566
Cost - Sweep Money Fund (Note 7)	124,264,352	9,380,108	162,919,867
Cost - Repurchase agreements	3,600,232	—	—
Total cost of investments	$350,851,341	$ 99,662,527	$1,542,358,835
Value - Unaffiliated issuers	$334,897,059	$120,793,608	$2,226,191,645
Value - Non-controlled affiliated issuers (Note 9)	85,702,063	—	9,209,820
Value - Sweep Money Fund (Note 7)	124,264,352	9,380,108	162,919,867
Value - Repurchase agreements	3,600,232	—	—
Total value of investments[a]	548,463,706	130,173,716	2,398,321,332
Cash	—	—	8,111
Receivables:			
Investment securities sold	2,262,863	—	3,273,181
Capital shares sold	3,600,878	436,472	6,530,986
Dividends	17,833	93,627	529,068
Other assets	39	10	191
Total assets	554,345,319	130,703,825	2,408,662,869
Liabilities:			
Payables:			
Investment securities purchased	165,682	915,326	2,621,327
Capital shares redeemed	3,370,936	201,060	4,374,542
Management fees	336,537	62,902	1,143,536
Distribution fees	74,818	43,295	623,992
Transfer agent fees	115,334	37,010	1,042,581
Payable upon return of securities loaned	3,600,232	—	—
Accrued expenses and other liabilities	29,527	17,223	149,127
Total liabilities	7,693,066	1,276,816	9,955,105
Net assets, at value	$546,652,253	$129,427,009	$2,398,707,764
Net assets consist of:			
Paid-in capital	$316,622,352	$105,250,107	$1,428,037,552
Undistributed net investment income (distributions in excess of net investment income)	(79,443)	260,004	3,371,579
Net unrealized appreciation (depreciation)	197,612,365	30,511,189	855,962,497
Accumulated net realized gain (loss)	32,496,979	(6,594,291)	111,336,136
Net assets, at value	$546,652,253	$129,427,009	$2,398,707,764

[a]Includes securities loaned | $ 3,372,000 | $ — | $ —

Annual Report | The accompanying notes are an integral part of these financial statements. | 113

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.
bNet asset value and maximum offering price may not recalculate due to rounding of net assets and/shares outstanding.

114 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Financial Statements *(continued)*

	Franklin All Cap Value Fund	Franklin Balance Sheet Investment Fund	Franklin Large Cap Value Fund
Investment income:			
Dividends	$ 508,570	$ 30,315,376	$ 3,246,325
Income from securities loaned	—	22,069	—
Total investment income	508,570	30,337,445	3,246,325
Expenses:			
Management fees (Note 3a)	208,949	6,222,993	1,011,688
Administrative fees (Note 3b)	26,618	—	139,018
Distribution fees: (Note 3c)			
Class A	76,665	2,866,480	332,736
Class B	—	1,319	865
Class C	40,848	830,989	266,787
Class R	186	88,942	21,106
Transfer agent fees: (Note 3e)			
Class A	57,718	1,871,227	228,324
Class B	—	367	196
Class C	9,235	134,528	53,012
Class R	84	29,049	8,510
Class R6	—	44	37
Advisor Class	4,473	161,125	17,313
Custodian fees (Note 4)	382	17,737	1,439
Reports to shareholders	10,464	164,896	30,696
Registration and filing fees	58,330	125,388	92,187
Professional fees	26,289	66,841	37,971
Trustees' fees and expenses	—	114,047	11,951
Other	6,544	19,493	9,410
Total expenses	526,785	12,715,465	2,263,246
Expenses waived/paid by affiliates (Note 3f)	(115,477)	(43)	(37)
Net expenses	411,308	12,715,422	2,263,209
Net investment income	97,262	17,622,023	983,116
Realized and unrealized gains (losses):			
Net realized gain (loss) from:			
Investments:			
Unaffiliated issuers	1,527,539	144,966,696	3,693,577
Non-controlled affiliated issuers (Note 9)	—	(290,645)	—
Foreign currency transactions	(718)	4,990	—
Net realized gain (loss)	1,526,821	144,681,041	3,693,577
Net change in unrealized appreciation (depreciation) on:			
Investments	7,605,740	226,576,901	35,976,844
Translation of other assets and liabilities denominated in foreign currencies	—	(6,204)	—
Net change in unrealized appreciation (depreciation)	7,605,740	226,570,697	35,976,844
Net realized and unrealized gain (loss)	9,132,561	371,251,738	39,670,421
Net increase (decrease) in net assets resulting from operations	$9,229,823	$388,873,761	$40,653,537

Annual Report | The accompanying notes are an integral part of these financial statements. | 115

Franklin Value Investors Trust

Financial Statements *(continued)*

Statements of Operations *(continued)*
for the year ended October 31, 2013

	Franklin MicroCap Value Fund	Franklin MidCap Value Fund	Franklin Small Cap Value Fund
Investment income:			
Dividends:			
Unaffiliated issuers	$ 6,006,741	$ 2,138,268	$ 34,209,036
Non-controlled affiliated issuers (Note 9)	943,398	—	291,450
Income from securities loaned	22,602	28,682	498,844
Total investment income	6,972,741	2,166,950	34,999,330
Expenses:			
Management fees (Note 3a)	3,365,618	849,219	11,696,353
Administrative fees (Note 3b)	—	87,360	—
Distribution fees: (Note 3c)			
Class A	718,739	238,637	3,057,848
Class B	—	—	3,526
Class C	—	161,533	2,105,713
Class R	—	4,129	1,201,175
Transfer agent fees: (Note 3e)			
Class A	369,865	202,770	2,627,250
Class B	—	—	993
Class C	—	41,289	541,233
Class R	—	2,107	617,577
Class R6	47	—	41
Advisor Class	163,659	7,440	1,317,700
Special servicing agreement fees (Note 10)	43,231	—	—
Custodian fees (Note 4)	3,706	910	18,634
Reports to shareholders	48,857	25,698	305,691
Registration and filing fees	73,942	65,669	174,040
Professional fees	63,470	32,710	64,497
Trustees' fees and expenses	35,096	7,383	153,703
Other	12,738	7,405	33,647
Total expenses	4,898,968	1,734,259	23,919,621
Expenses waived/paid by affiliates (Note 3f)	—	(291,370)	(41)
Net expenses	4,898,968	1,442,889	23,919,580
Net investment income	2,073,773	724,061	11,079,750
Realized and unrealized gains (losses):			
Net realized gain (loss) from:			
Investments:			
Unaffiliated issuers	21,073,085	3,420,824	111,408,606
Non-controlled affiliated issuers (Note 9)	12,007,375	—	—
Net realized gain (loss)	33,080,460	3,420,824	111,408,606
Net change in unrealized appreciation (depreciation) on investments	94,816,098	22,826,785	514,804,893
Net realized and unrealized gain (loss)	127,896,558	26,247,609	626,213,499
Net increase (decrease) in net assets resulting from operations	$129,970,331	$26,971,670	$637,293,249

116 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Financial Statements *(continued)*

Statements of Changes in Net Assets

	Franklin All Cap Value Fund		Franklin Balance Sheet Investment Fund	
	Year Ended October 31,		Year Ended October 31,	
	2013	2012	2013	2012
Increase (decrease) in net assets:				
Operations:				
Net investment income	$ 97,262	$ 153,331	$ 17,622,023	$ 17,455,002
Net realized gain (loss) from investments and foreign currency transactions	1,526,821	834,720	144,681,041	220,775,157
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	7,605,740	1,285,987	226,570,697	(69,076,371)
Net increase (decrease) in net assets resulting from operations	9,229,823	2,274,038	388,873,761	169,153,788
Distributions to shareholders from:				
Net investment income:				
Class A	(183,523)	(98,135)	(15,938,782)	(7,773,925)
Class C	(6,464)	—	(602,654)	—
Class R	(126)	(148)	(206,731)	(36,442)
Advisor Class	(20,261)	(13,982)	(1,523,919)	(1,651,075)
Net realized gains:				
Class A	—	—	(52,319,506)	(154,304,882)
Class B	—	—	(22,629)	(264,937)
Class C	—	—	(3,698,126)	(8,369,995)
Class R	—	—	(794,960)	(1,905,070)
Advisor Class	—	—	(4,222,612)	(21,239,884)
Total distributions to shareholders	(210,374)	(112,265)	(79,329,919)	(195,546,210)
Capital share transactions: (Note 2)				
Class A	9,603,156	(73,383)	(86,489,904)	(340,104,996)
Class B	—	—	(657,653)	(1,945,080)
Class C	1,330,165	(195,105)	5,749,409	(2,044,056)
Class R	5,936	(22,408)	(1,172,033)	(4,017,507)
Class R6	—	—	5,000	—
Advisor Class	174,252	(111,138)	(30,566,585)	(77,220,565)
Total capital share transactions	11,113,509	(402,034)	(113,131,766)	(425,332,204)
Net increase (decrease) in net assets	20,132,958	1,759,739	196,412,076	(451,724,626)
Net assets:				
Beginning of year	25,072,612	23,312,873	1,282,516,171	1,734,240,797
End of year	$45,205,570	$25,072,612	$1,478,928,247	$1,282,516,171
Undistributed net investment income included in net assets:				
End of year	$ —	$ 108,178	$ 7,930,993	$ 8,576,066

Annual Report | The accompanying notes are an integral part of these financial statements. | 117

118 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 119

Franklin Value Investors Trust

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Value Investors Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six funds (Funds). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value. Repurchase agreements are valued at cost, which approximates market value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a

120 | Annual Report

Franklin Value Investors Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates

Annual Report | 121

Franklin Value Investors Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

Certain funds enter into repurchase agreements, which are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the funds, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The funds may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the funds in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. All repurchase agreements held by the funds at year end, as indicated in the Statement of Investments, had been entered into on October 31, 2013.

d. Securities Lending

Certain funds participate in an agency based securities lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in repurchase agreements as indicated on the Statements of Investments. The fund receives income from the investment of cash collateral,

122 | Annual Report

Franklin Value Investors Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Securities Lending (continued)

in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

e. Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of October 31, 2013, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income, is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Annual Report | 123

Franklin Value Investors Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the funds from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

124 | Annual Report

Franklin Value Investors Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2013, there were an unlimited number of shares authorized ($0.01 par value).

Transactions in the Funds’ shares were as follows:

Franklin All Cap Value Fund		Franklin Balance Sheet Investment Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Year ended October 31, 2013				
Shares sold	1,481,112	$16,165,463	4,950,421	$ 241,521,351
Shares issued in reinvestment of distributions	18,024	169,965	1,536,547	64,135,473
Shares redeemed	(653,280)	(6,732,272)	(8,309,064)	(392,146,728)
Net increase (decrease)	845,856	$ 9,603,156	(1,822,096)	$ (86,489,904)
Year ended October 31, 2012				
Shares sold	673,694	$ 5,898,009	4,917,577	$ 202,495,931
Shares issued in reinvestment of distributions	11,608	95,418	4,105,438	153,953,987
Shares redeemed in-kind (Note 12)	—	—	(4,792,457)	(203,296,040)
Shares redeemed	(689,014)	(6,066,810)	(11,860,300)	(493,258,874)
Net increase (decrease)	(3,712)	$ (73,383)	(7,629,742)	$(340,104,996)
Class B Shares:				
Year ended October 31, 2013[a]				
Shares sold			12	$ 518
Shares issued in reinvestment of distributions			508	21,499
Shares redeemed			(15,159)	(679,670)
Net increase (decrease)			(14,639)	$ (657,653)
Year ended October 31, 2012				
Shares sold			997	$ 40,849
Shares issued in reinvestment of distributions			6,800	256,292
Shares redeemed			(54,049)	(2,242,221)
Net increase (decrease)			(46,252)	$ (1,945,080)
Class C Shares:				
Year ended October 31, 2013				
Shares sold	202,130	$ 2,181,111	454,786	$ 21,514,788
Shares issued in reinvestment of distributions	658	6,151	101,311	4,160,845
Shares redeemed	(83,080)	(857,097)	(431,642)	(19,926,224)
Net increase (decrease)	119,708	$ 1,330,165	124,455	$ 5,749,409
Year ended October 31, 2012				
Shares sold	90,421	$ 786,094	209,188	$ 8,489,242
Shares issued in reinvestment of distributions	—	—	218,864	8,087,021
Shares redeemed	(112,144)	(981,199)	(458,402)	(18,620,319)
Net increase (decrease)	(21,723)	$ (195,105)	(30,350)	$ (2,044,056)

Annual Report | 125

Franklin Value Investors Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST *(continued)*

	Franklin All Cap Value Fund		Franklin Balance Sheet Investment Fund	
	Shares	Amount	Shares	Amount
Class R Shares:				
Year ended October 31, 2013				
Shares sold	561	$ 5,880	97,799	$ 4,516,310
Shares issued in reinvestment of distributions	13	126	23,987	1,001,691
Shares redeemed	(7)	(70)	(138,447)	(6,690,034)
Net increase (decrease)	567	$ 5,936	(16,661)	$ (1,172,033)
Year ended October 31, 2012				
Shares sold	12,119	$ 108,374	62,391	$ 2,580,724
Shares issued in reinvestment of distributions	18	148	51,732	1,941,511
Shares redeemed	(15,373)	(130,930)	(203,368)	(8,539,742)
Net increase (decrease)	(3,236)	$ (22,408)	(89,245)	$ (4,017,507)
Class R6 Shares[b]:				
Year ended October 31, 2013				
Shares sold			105	$ 5,000
Advisor Class Shares:				
Year ended October 31, 2013				
Shares sold	21,765	$ 236,102	353,037	$ 17,769,463
Shares issued in reinvestment of distributions	2,099	19,837	126,208	5,358,793
Shares redeemed	(7,537)	(81,687)	(1,160,657)	(53,694,841)
Net increase (decrease)	16,327	$ 174,252	(681,412)	$ (30,566,585)
Year ended October 31, 2012				
Shares sold	50,340	$ 453,420	1,579,035	$ 66,454,845
Shares issued in reinvestment of distributions	1,549	12,768	554,200	21,126,122
Shares redeemed	(65,578)	(577,326)	(3,851,644)	(164,801,532)
Net increase (decrease)	(13,689)	$ (111,138)	(1,718,409)	$ (77,220,565)

	Franklin Large Cap Value Fund		Franklin MicroCap Value Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Year ended October 31, 2013				
Shares sold	2,606,511	$ 38,896,001	3,612,735	$ 126,740,252
Shares issued in reinvestment of distributions	73,979	974,297	359,311	11,239,236
Shares redeemed	(1,872,289)	(27,439,950)	(1,142,305)	(41,426,130)
Net increase (decrease)	808,201	$ 12,430,348	2,829,741	$ 96,553,358
Year ended October 31, 2012				
Shares sold	2,030,586	$ 25,212,826	382,521	$ 11,531,484
Shares issued in reinvestment of distributions	79,296	906,355	853,348	23,595,080
Shares redeemed	(3,215,651)	(40,704,042)	(1,649,137)	(49,733,057)
Net increase (decrease)	(1,105,769)	$ (14,584,861)	(413,268)	$ (14,606,493)

126 | Annual Report

Franklin Value Investors Trust

Notes to Financial Statements (continued)

2. Shares of Beneficial Interest *(continued)*

	Franklin Large Cap Value Fund		Franklin MicroCap Value Fund	
	Shares	Amount	Shares	Amount
Class B Shares:				
Year ended October 31, 2013[a]				
Shares sold	1,335	$ 18,170		
Shares redeemed	(34,356)	(470,243)		
Net increase (decrease)	(33,021)	$ (452,073)		
Year ended October 31, 2012				
Shares sold	3,538	$ 42,786		
Shares redeemed	(190,937)	(2,362,194)		
Net increase (decrease)	(187,399)	$ (2,319,408)		
Class C Shares:				
Year ended October 31, 2013				
Shares sold	669,948	$ 10,094,365		
Shares issued in reinvestment of distributions	6,632	86,877		
Shares redeemed	(433,458)	(6,288,840)		
Net increase (decrease)	243,122	$ 3,892,402		
Year ended October 31, 2012				
Shares sold	362,961	$ 4,541,221		
Shares issued in reinvestment of distributions	3,565	40,573		
Shares redeemed	(478,781)	(5,962,768)		
Net increase (decrease)	(112,255)	$ (1,380,974)		
Class R Shares:				
Year ended October 31, 2013				
Shares sold	71,402	$ 1,028,619		
Shares issued in reinvestment of distributions	2,468	32,283		
Shares redeemed	(84,292)	(1,245,500)		
Net increase (decrease)	(10,422)	$ (184,598)		
Year ended October 31, 2012				
Shares sold	82,992	$ 1,034,994		
Shares issued in reinvestment of distributions	2,499	28,360		
Shares redeemed	(110,784)	(1,376,379)		
Net increase (decrease)	(25,293)	$ (313,025)		
Class R6 Shares[b]:				
Year ended October 31, 2013				
Shares sold[c]	344	$ 5,000	1,480,267	$ 51,775,021
Shares redeemed	—	—	(27,701)	(1,064,092)
Net increase (decrease)	344	$ 5,000	1,452,566	$ 50,710,929

Annual Report | 127

Franklin Value Investors Trust

Notes to Financial Statements (continued)

2. Shares of Beneficial Interest *(continued)*

	Franklin Large Cap Value Fund		Franklin MicroCap Value Fund	
	Shares	Amount	Shares	Amount
Advisor Class Shares:				
Year ended October 31, 2013				
Shares sold	178,146	$ 2,619,420	934,074	$ 33,120,540
Shares issued in reinvestment of distributions	7,352	96,310	292,423	9,129,437
Shares redeemed[c]	(114,156)	(1,656,320)	(3,457,977)	(119,357,142)
Net increase (decrease)	71,342	$ 1,059,410	(2,231,480)	$ (77,107,165)
Year ended October 31, 2012				
Shares sold	141,442	$ 1,758,931	555,909	$ 16,587,937
Shares issued in reinvestment of distributions	6,821	77,552	588,658	16,246,967
Shares redeemed	(102,631)	(1,275,233)	(201,425)	(6,123,826)
Net increase (decrease)	45,632	$ 561,250	943,142	$ 26,711,078

	Franklin MidCap Value Fund		Franklin Small Cap Value Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Year ended October 31, 2013				
Shares sold	2,984,325	$ 39,169,559	6,167,822	$ 320,130,339
Shares issued in reinvestment of distributions	74,103	857,377	742,104	33,691,516
Shares redeemed	(1,736,944)	(22,222,623)	(5,401,336)	(277,045,124)
Net increase (decrease)	1,321,484	$ 17,804,313	1,508,590	$ 76,776,731
Year ended October 31, 2012				
Shares sold	1,212,631	$ 13,250,379	4,842,572	$ 210,316,101
Shares issued in reinvestment of distributions	26,925	268,711	884,368	34,676,090
Shares redeemed	(1,581,555)	(17,205,244)	(6,379,757)	(276,327,271)
Net increase (decrease)	(341,999)	$ (3,686,154)	(652,817)	$ (31,335,080)
Class B Shares:				
Year ended October 31, 2013[a]				
Shares sold			507	$ 23,453
Shares issued in reinvestment of distributions			878	38,088
Shares redeemed			(46,166)	(2,082,729)
Net increase (decrease)			(44,781)	$ (2,021,188)
Year ended October 31, 2012				
Shares sold			2,472	$ 98,411
Shares issued in reinvestment of distributions			8,008	299,415
Shares redeemed			(168,306)	(6,907,753)
Net increase (decrease)			(157,826)	$ (6,509,927)

128 | Annual Report

Franklin Value Investors Trust

Notes to Financial Statements (continued)

2. Shares of Beneficial Interest *(continued)*

	Franklin MidCap Value Fund		Franklin Small Cap Value Fund	
	Shares	Amount	Shares	Amount
Class C Shares:				
Year ended October 31, 2013				
Shares sold	718,194	$ 9,377,583	887,397	$ 43,143,200
Shares issued in reinvestment of distributions	6,223	71,375	151,082	6,422,486
Shares redeemed	(300,793)	(3,846,826)	(952,543)	(45,019,745)
Net increase (decrease)	423,624	$ 5,602,132	85,936	$ 4,545,941
Year ended October 31, 2012				
Shares sold	219,839	$ 2,372,522	649,337	$ 26,359,171
Shares issued in reinvestment of distributions	—	—	205,366	7,561,564
Shares redeemed	(371,519)	(4,002,788)	(1,259,380)	(50,922,911)
Net increase (decrease)	(151,680)	$ (1,630,266)	(404,677)	$ (17,002,176)
Class R Shares:				
Year ended October 31, 2013				
Shares sold	27,095	$ 327,358	1,590,105	$ 80,942,174
Shares issued in reinvestment of distributions	711	8,208	183,582	8,272,193
Shares redeemed	(2,578)	(33,812)	(2,100,586)	(105,104,912)
Net increase (decrease)	25,228	$ 301,754	(326,899)	$ (15,890,545)
Year ended October 31, 2012				
Shares sold	8,277	$ 90,282	1,545,736	$ 66,062,534
Shares issued in reinvestment of distributions	90	894	237,615	9,247,986
Shares redeemed	(14,580)	(159,837)	(2,140,531)	(91,486,086)
Net increase (decrease)	(6,213)	$ (68,661)	(357,180)	$ (16,175,566)
Class R6 Shares[b]**:**				
Year ended October 31, 2013				
Shares sold			280	$ 16,211
Advisor Class Shares:				
Year ended October 31, 2013				
Shares sold	58,011	$ 771,104	3,733,125	$ 201,535,491
Shares issued in reinvestment of distributions	3,566	41,331	355,086	16,603,831
Shares redeemed	(38,411)	(493,347)	(2,518,526)	(132,007,478)
Net increase (decrease)	23,166	$ 319,088	1,569,685	$ 86,131,844
Year ended October 31, 2012				
Shares sold	50,066	$ 556,080	3,095,155	$ 137,859,627
Shares issued in reinvestment of distributions	1,497	14,983	392,154	15,815,591
Shares redeemed	(28,860)	(320,371)	(2,713,269)	(121,263,737)
Net increase (decrease)	22,703	$ 250,692	774,040	$ 32,411,481

aEffective March 22, 2013, all Class B shares were converted into Class A.
bFor the period May 1, 2013 (effective date) to October 31, 2013.
cEffective May 1, 2013, a portion of Advisor Class shares were exchanged into Class R6.

Annual Report | 129

Franklin Value Investors Trust

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Franklin All Cap Value Fund and the Franklin Large Cap Value Fund each pay an investment management fee to Advisory Services based on their respective average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.600%	Over $1 billion, up to and including $1.5 billion
0.550%	Over $1.5 billion, up to and including $6.5 billion
0.525%	Over $6.5 billion, up to and including $11.5 billion
0.500%	Over $11.5 billion, up to and including $16.5 billion
0.490%	Over $16.5 billion, up to and including $19 billion
0.480%	Over $19 billion, up to and including $21.5 billion
0.470%	In excess of $21.5 billion

Effective May 1, 2013, the Franklin All Cap Value Fund and the Franklin Large Cap Value Fund combined their investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Annualized Fee Rate	Net Assets
0.550%	Up to and including $500 million
0.450%	Over $500 million, up to and including $1 billion
0.400%	Over $1 billion, up to and including $1.5 billion
0.350%	Over $1.5 billion, up to and including $6.5 billion
0.325%	Over $6.5 billion, up to and including $11.5 billion
0.300%	Over $11.5 billion, up to and including $16.5 billion
0.290%	Over $16.5 billion, up to and including $19 billion
0.280%	Over $19 billion, up to and including $21.5 billion
0.270%	In excess of $21.5 billion

130 | Annual Report

Franklin Value Investors Trust

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

a. Management Fees *(continued)*

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

The Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of 0.75% per year of the average daily net assets of the fund.

Annualized Fee Rate	Net Assets
0.950%	Up to and including $500 million
0.850%	Over $500 million, up to and including $1 billion
0.800%	Over $1 billion, up to and including $1.5 billion
0.750%	Over $1.5 billion, up to and including $6.5 billion
0.725%	Over $6.5 billion, up to and including $11.5 billion
0.700%	Over $11.5 billion, up to and including $16.5 billion
0.690%	Over $16.5 billion, up to and including $19 billion
0.680%	Over $19 billion, up to and including $21.5 billion
0.670%	In excess of $21.5 billion

Effective May 1, 2013, the Franklin MidCap Value Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.600%	Over $1 billion, up to and including $1.5 billion
0.550%	Over $1.5 billion, up to and including $6.5 billion
0.525%	Over $6.5 billion, up to and including $11.5 billion
0.500%	Over $11.5 billion, up to and including $16.5 billion
0.490%	Over $16.5 billion, up to and including $19 billion
0.480%	Over $19 billion, up to and including $21.5 billion
0.470%	In excess of $21.5 billion

Annual Report | 131

Franklin Value Investors Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees (continued)

The Franklin Small Cap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

b. Administrative Fees

Effective May 1, 2013, under an agreement with Advisory Services, FT Services provides administrative services to the Franklin All Cap Value Fund, the Franklin Large Cap Value Fund and the Franklin MidCap Value Fund. The fee is paid by Advisory Services based on each fund’s average daily net assets, and is not an additional expense of the fund. Prior to May 1, 2013, the Funds paid FT Services for administrative services. The Franklin All Cap Value Fund, the Franklin Large Cap Value Fund and the Franklin MidCap Value Fund paid administrative fees of 0.20% per year of their respective average daily net assets.

Under an agreement with Advisory Services, the administrative fee for the Franklin Balance Sheet Investment Fund, the Franklin MicroCap Value Fund and the Franklin Small Cap Value Fund is paid by Advisory Services based on each fund’s average daily net assets, and is not an additional expense of the funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class B, C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

132 | Annual Report

Franklin Value Investors Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

The Board has set the current rate at 0.30% per year for Class A shares for the Franklin All Cap Value Fund, the Franklin Large Cap Value Fund, the Franklin MidCap Value Fund, and the Franklin Small Cap Value Fund until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

Annual Report | 133

Franklin Value Investors Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
e.	Transfer Agent Fees (continued)

For the year ended October 31, 2013, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

Advisory Services and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Franklin All Cap Value Fund and the Franklin MidCap Value Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the funds do not exceed 0.95% and 1.05%, respectively (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2014. Prior to March 1, 2013, expenses were limited to 0.90% for the Franklin All Cap Value Fund.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees for the Franklin Balance Sheet Investment Fund, the Franklin Large Cap Value Fund, the Franklin MicroCap Value Fund and the Franklin Small Cap Value Fund do not exceed 0.01% through February 28, 2014. For the Franklin MicroCap Value Fund, there were no expenses waived during the year ended October 31, 2013.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended October 31, 2013, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

134 | Annual Report

Franklin Value Investors Trust

Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

At October 31, 2013, the capital loss carryforwards were as follows:

During the year ended October 31, 2013, the funds utilized capital loss carryforwards as follows:

The tax character of distributions paid during the years ended October 31, 2013 and 2012, was as follows:

Annual Report | 135

Franklin Value Investors Trust

Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

At October 31, 2013, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales, pass- through entity income, passive foreign investment company shares and corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2013, were as follows:

136 | Annual Report

Franklin Value Investors Trust

Notes to Financial Statements (continued)

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. RESTRICTED SECURITIES

The Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October, 31, 2013, the Franklin MicroCap Value Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Franklin Balance Sheet Investment Fund, the Franklin MicroCap Value Fund and the Franklin Small Cap Value Fund for the year ended October 31, 2013, were as shown below.

Annual Report | 137

Franklin Value Investors Trust

Notes to Financial Statements (continued)

9.	HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (continued)

10. SPECIAL SERVICING AGREEMENT

The Franklin MicroCap Value Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participated in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the fund and the Allocator Funds. Under the SSA, the fund may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative and distribution fees), to the extent such payments are less than the amount of the benefits realized or expected to be realized by the fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of Advisory Services. For the year ended October 31, 2013, the fund was held by one or more of the Allocator Funds and the amount of expenses borne by the fund is noted in the Statements of Operations. At October 31, 2013, 10.32% of the fund’s outstanding shares were held by one or more of the Allocator Funds. Effective May 1, 2013, the SSA was discontinued until further notice.

138 | Annual Report

Franklin Value Investors Trust

Notes to Financial Statements (continued)

11. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statements of Operations. During the year ended October 31, 2013, the Funds did not use the Global Credit Facility.

12. REDEMPTION IN-KIND

During the year ended October 31, 2012, the Franklin Balance Sheet Investment Fund realized $159,737,506 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund and are not netted with capital gains that are distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

13. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in deter- mining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

Annual Report | 139

Franklin Value Investors Trust

Notes to Financial Statements (continued)

13. FAIR VALUE MEASUREMENTS (continued)

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of October 31, 2013, in valuing the Funds’ assets carried at fair value, is as follows:

Level 1	Level 2	Level 3	Total
Franklin All Cap Value Fund				
Assets:				
Investments in Securities:				
Equity Investments[a]	$ 41,837,622	$ —	$ —	$ 41,837,622
Short Term Investments	2,930,519	—	—	2,930,519
Total Investments in Securities	$ 44,768,141	$ —	$ —	$ 44,768,141
Franklin Balance Sheet Investment Fund				
Assets:				
Investments in Securities:				
Equity Investments:				
Utilities	$ 50,377,424	$ 2,800,000	$ —	$ 53,177,424
All Other Equity Investments[a]	1,267,114,919	—	—	1,267,114,919
Short Term Investments	151,604,520	—	—	151,604,520
Total Investments in Securities	$1,469,096,863	$ 2,800,000	$ —	$1,471,896,863
Franklin Large Cap Value Fund				
Assets:				
Investments in Securities:				
Equity Investments[a]	$ 174,118,574	$ —	$ —	$ 174,118,574
Short Term Investments	12,410,744	—	—	12,410,744
Total Investments in Securities	$ 186,529,318	$ —	$ —	$ 186,529,318
Franklin MicroCap Value Fund				
Assets:				
Investments in Securities:				
Equity Investments:				
Capital Goods	$ 87,887,861	$ —	$ 29,101	$ 87,916,962
Insurance	13,125,551	7,163,760	—	20,289,311
Materials	28,706,778	5,247,800	—	33,954,578
Real Estate	4,217,705	—	425,652	4,643,357
All Other Equity Investments[a]	273,794,914	—	—	273,794,914
Short Term Investments	124,264,352	3,600,232	—	127,864,584
Total Investments in Securities	$ 531,997,161	$16,011,792	$454,753	$ 548,463,706
Franklin MidCap Value Fund				
Assets:				
Investments in Securities:				
Equity Investments[a]	$ 120,793,608	$ —	$ —	$ 120,793,608
Short Term Investments	9,380,108	—	—	9,380,108
Total Investments in Securities	$ 130,173,716	$ —	$ —	$ 130,173,716

140 | Annual Report

Franklin Value Investors Trust

Notes to Financial Statements (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

14. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Funds believe the adoption of these ASUs will not have a material impact on their financial statements.

In June 2013, FASB issued ASU No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Funds are currently reviewing the requirements and believe the adoption of this ASU will not have a material impact on their financial statements.

Annual Report | 141

Franklin Value Investors Trust

Notes to Financial Statements (continued)

15. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

ADR - American Depositary Receipt
ETF - Exchange Traded Fund

142 | Annual Report

Franklin Value Investors Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Value Investors Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin All Cap Value Fund, Franklin Balance Sheet Investment Fund, Franklin Large Cap Value Fund, Franklin MicroCap Value Fund, Franklin MidCap Value Fund and Franklin Small Cap Value Fund (separate portfolios of Franklin Value Investors Trust, hereafter referred to as the “Funds”) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 17, 2013

Annual Report | 143

Franklin Value Investors Trust

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended October 31, 2013:

Under Section 871(k)(2)(C) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2013:

Under Section 854(b)(1)(A) of the Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2013:

Under Section 854(b)(1)(B) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2013:

Distributions, including qualified dividend income, paid during calendar year 2013 will be reported to shareholders on Form 1099-DIV by mid-February 2014. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

144 | Annual Report

Franklin Value Investors Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Annual Report | 145

146 | Annual Report

Annual Report | 147

148 | Annual Report

Franklin Value Investors Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 149

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank T. Crohn and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $175,054 for the fiscal year ended October 31, 2013 and $183,659 for the fiscal year ended October 31, 2012.

(b) Audit-Related Fees
The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $2,894 for the fiscal year ended October 31, 2013 and $2,894 for the fiscal year ended October 31, 2012. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,930 for the fiscal year ended October 31, 2013 and $29,600 for the fiscal year ended October 31, 2012. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended October 31, 2013 and $1,445 for the fiscal year ended October 31, 2012. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $39,194 for the fiscal year ended October 31, 2013 and $151,005 for the fiscal year ended October 31, 2012. The services for which these fees were paid include preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $49,018 for the fiscal year ended October 31, 2013 and $184,944 for the fiscal year ended October 31, 2012.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) **Evaluation of Disclosure Controls and Procedures**. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) **Changes in Internal Controls**. There have been no changes in the Registrant's internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN VALUE INVESTORS TRUST